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                                                    EXHIBIT 10.3


                                                     ESCROW AGREEMENT


         ESCROW AGREEMENT made this ___ day of _____, 1996, by and between East Coast Capital Company, LLC ("East Coast" or the "Company") with an office at 110 East 59th Street, 6th Floor, New York, New York 10022 and McLaughlin & Stern, LLP (the "Escrow Agent") with an office at 380 Lexington Avenue, 43rd Floor, New York, New York 10168.
                              W I T N E S S E T H :
         WHEREAS, East Coast is offering, through its executives and manager and participating broker/dealers on an "all or none" basis as to $1,000,000 and on a "best efforts" basis, $9,000,000 aggregate principal amount of its Series A Registered Subordinate Debentures (the "Debentures") pursuant to a Prospectus dated May __, 1996 (the "Prospectus"); and
         WHEREAS, in accordance with the Prospectus, the purchase price for the Debentures (the "Escrow Funds") will be deposited in an escrow account with the Escrow Agent;
         WHEREAS, East Coast desires the Escrow Agent to hold in escrow the Escrow Funds received until East Coast notifies the Escrow Agent in writing that all conditions precedent to the release of such funds have been satisfied.
         NOW THEREFORE, in consideration of the mutual covenants and promises herein contained and subject to the conditions hereinafter set forth, the parties agree as follows:
i. Escrow Deposits. The Company shall cause to be delivered for deposit with the Escrow Agent checks made payable to "McLaughlin & Stern, LLP as Escrow Agent" from individual subscribers. In compliance with the Interest and Dividend Tax Compliance Act of 1983, East Coast has requested

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that each  subscriber  furnish to the Escrow  Agent such  subscriber's  taxpayer identification  number and a statement certified under penalties of perjury that
(a)  such  taxpayer  identification  number  is  true  and  correct  and (b) the subscriber is not subject to the requirements of such Act providing for withholding of 20% of reportable interest, dividends or other payments.
ii. Investment of Escrow Deposits. The Escrow Agent shall deposit the Escrow Funds in an interest-bearing account for the benefit of the subscribers and will invest the same from time to time as funds become available (subject to the limitations on investments set forth in the Prospectus).
iii. Disposition of Subscriptions.
     (1)      Within 24 hours after  receipt by the Escrow Agent of
              written  notification  from the Company  that all the
              conditions  precedent  to the  release  of the Escrow
              Funds by the Escrow  Agent have been  satisfied,  the
              Escrow Agent will release all funds held in escrow in
              accordance  with  the  written  instructions  of  the
              Company.
     (2)      Upon receipt of written instructions from the Company
              stating  that  the   application  of  any  individual
              subscriber  has  been  rejected  by  the  Company  or
              withdrawn by such  subscriber,  the Escrow Agent will
              refund promptly the amount  deposited with it by such
              subscriber,  together with such subscriber's pro-rata
              share of any  interest  earned on the funds  while in
              the escrow account without  deduction of any kind, by
              mailing a check in such aggregate  amount directly to
              such  subscriber.  The Company  agrees to furnish the
              Escrow  Agent  with the  names and  addresses  of the
              subscribers  and any other  information  which may be
              required   to  satisfy  the   requirements   of  this
              Agreement.
      (3) In the event that the Escrow Agent has not received, for deposit in escrow, the

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             aggregate  amount of  $1,000,000  by  _______,  1996,
             (unless extended by the Company to ______, 1997) the Escrow Agent will return promptly all Escrow Funds held by it to the depositing subscribers, together with each subscriber's pro-raga share of any interest earned on the funds while in escrow without deduction of any kind.
    iv. Obligations of the Escrow Agent. It is agreed that the duties and obligations of the Escrow Agent are those herein specifically provided and no other, that the Escrow Agent shall have no liability under, or duty to inquire into, the terms and provisions of this Escrow Agreement, that its duties are purely ministerial in nature, and that the Escrow Agent shall incur no liability whatsoever for any error of judgment, or for any action taken or omitted by it, or any action suffered by it to be taken or omitted, or for any mistake of fact or law, except for willful misconduct or gross negligence. The Escrow Agent may consult with counsel of its choice, including in-house counsel, and shall be fully protected by, and shall not be liable for, any action taken, suffered or omitted by it in accordance with the advice of such counsel, except for willful misconduct or gross negligence. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, recision or supersession of this Escrow Agreement unless the same shall be in writing and signed by all of the other parties hereto and, if its duties as an Escrow Agent hereunder are affected thereby unless it shall have given prior written consent thereto. In the event that the Escrow Agent shall be undertaken as to its duties or rights hereunder or shall receive instructions, claims or demands from the parties hereto which, in its opinion, are in conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action other than to keep safely all property held in escrow until it shall be directed otherwise in writing by the Company or by a final order of judgment of a court of competent jurisdiction. The Escrow Agent shall have

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                  no liability for following the  instructions  herein contained or expressly provided for, or written instructions given by the Company. The Escrow Agent shall have no responsibility for the genuineness or validity of any document or other item deposited with it and no liability for acting in accordance with any written instructions or certificates given to it hereunder and believed by it to be signed by the proper parties. The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of these instructions unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.
         v. Release of Escrow Agent. The Company may remove the Escrow Agent at any time upon 30 days prior written notice delivered to the Escrow Agent at the address set forth below. The
                  Escrow Agent at any time may resign hereunder by giving
                  written notice of its resignation to the parties hereto at their address set forth below, at least 30 days prior to the date specified for such resignation to take effect. The
                  Escrow Agent's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a person designated by the Company or in accordance with the directions of a final order of judgment of a court of
                  competent jurisdiction, whereupon all of the Escrow Agent's obligations hereunder shall cease and terminate.
        vi.       Indemnity of Escrow Agent; Reimbursement.
                  (1)     The Company shall indemnify,  defend
                          and hold the Escrow  Agent  harmless
                          from and  against  any and all loss,
                          damage,  tax, liability and expenses
                          that may be  incurred  by the Escrow
                          Agent   arising   out   of   or   in
                          connection  with its  acceptance  of
                          appointment as Escrow Agent

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                       hereunder  (including the reasonable
                       legal   costs   and    expenses   of
                       defending  itself  against any claim
                       or liability in connection  with its
                       performance  hereunder),  except  as
                       caused by its  negligence or willful
                       misconduct.   Promptly   after   the
                       receipt  by  the  Escrow   Agent  of
                       notice of any demand or claim or the
                       commencement of any action,  suit or
                       proceeding,  the Escrow  Agent shall
                       notify   the   Company   thereof  in
                       writing;  but  the  failure  by  the
                       Escrow  Agent  to give  such  notice
                       shall not relieve  the Company  from
                       any liability  which the Company may
                       have to the Escrow Agent  hereunder,
                       unless  such  failure  to notify the
                       Company prejudices the Company.
                 (2)      If the Escrow Agent shall inform the Company that any
                           check or instrument has been entered for collection by it hereunder and is uncollectible and payment of the funds represented by such check or instrument has been made pursuant to the terms of this Escrow Agreement, then the Company shall promptly reimburse the Escrow Agent for such payment, and the Escrow Agent shall deliver the returned check or instrument to the Company; provided, however, that nothing contained herein shall require the Escrow Agent to invest or pay out funds which it has reason to believe are uncollectible.
         vii. Construction of the Instruments by Escrow Agent. In accepting the terms hereof, it is agreed and understood between the parties hereto that the Escrow Agent will not be called upon to construe any contract or instrument in connection herewith and shall be required to act in respect of the deposits herein made only as directed herein.
viii. Notices. All communications under or in connection with this Escrow Agreement

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                           shall be in writing and shall be mailed by registered
                           or certified mail, return receipt requested, or otherwise sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by
                           mailing  (in  the  manner   stated   below)   written
                           confirmation at substantially the same time as such rapid transmission, or personally delivered to an
                           officer   of   the   receiving    party.   All   such
                           communications shall be mailed, sent or delivered:
                           (1)       If to the Company:
                                     East Coast Capital Company, LLC
                                     110 East 59th Street, 6th Floor
                                     New York, New York 10022
                                     Attention: Manager

or to such other address as it may furnish the other parties in writing.

                            (2)      If to the Escrow Agent:

                                    McLaughlin & Stern, LLP
                                    380 Lexington Avenue, 43rd Floor
                                    New York, New York 10168
                                    Attention: David W. Sass, Esq.

or to such other address as it may furnish the other parties in writing.

                  Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed, and any notice so delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of the Company or the Escrow Agent, as the case may be.

ix. Compensation of Escrow Agent. The Escrow Agent shall serve without compensation. The Company shall reimburse the Escrow Agent for all out-of-pocket expenses incurred by the Escrow Agent in performing its duties hereunder.
x.  Miscellaneous.
    (1)  Any Escrow Funds and interest earned thereon to be delivered to a

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                                    subscriber   shall  be   delivered  to  such
                                    subscriber by check at the address set forth
                                    in the list  delivered  to the Escrow  Agent
                                    pursuant to Section 3(b).
                            (2)     This  Escrow   Agreement   constitutes   the
                                    complete  agreement  of the  Company and the
                                    Escrow  Agent with  respect  to the  subject
                                    matter  hereof,  and may not be  modified or
                                    amended   except   by   written   instrument
                                    executed by the parties.
                            (3) This Escrow Agreement shall be binding upon the Company and the Escrow Agent, and their respective successors and assigns, and shall inure to the benefit of the Company and the subscribers, their respective heirs, legal representatives, successors and assigns.
                            (4) This Escrow Agreement shall be governed by and construed in accordance with, the laws of the State of New York as the same are applied to contracts executed and to be performed entirely in such state.


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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Escrow Agreement as of the day and year first written above.

                            EAST COAST CAPITAL COMPANY, LLC


                     By: Norman Dansker
                     Title: Manager


                            McLAUGHLIN & STERN, LLP


                     By: David W. Sass, Esq.
                     Title: Partner